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                         SUPPLEMENT DATED JULY 1, 2000
      TO PROSPECTUS OF THE OAKMARK FAMILY OF FUNDS DATED JANUARY 29, 2000

                           THE OAKMARK SMALL CAP FUND

Clyde S. McGregor, C.F.A., has become co-portfolio manager of The Oakmark Small Cap Fund with James P. Benson. Mr. McGregor, who has replaced Steven J. Reid, joined Harris Associates L.P., the Fund's investment adviser, as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin-Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974).

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